SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 20, 1995

                          ELEXSYS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                     0-11691                   95-3534864
       (State or other               (Commission              (I.R.S. Employer
jurisdiction of incorporation        File Number)            Identification No.)

               18522 VON KARMAN AVENUE, IRVINE, CALIFORNIA 92715
              (Address of principal executive offices) (zip code)

                                 (714) 833-0870
              (Registrant's telephone number, including area code)

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
ITEM 5.   OTHER EVENTS.
          On March 20, 1995, the Registrant's Common Stock was listed and began trading on The Nasdaq Stock Market's SmallCap Market under the symbol "ELEX."

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ELEXSYS INTERNATIONAL, INC.
                                                     (Registrant)



Dated: March 24, 1995                        By:  /s/ MICHAEL S. SHIMADA
                                                  ------------------------------
                                                  Michael S. Shimada
                                                  Chief Financial Officer
                                                  and Secretary